INVESTOR PRESENTATION Envisioning the Future of Retail Today DECEMBER 2017 INVESTOR PRESENTATION Envisio ing the Future of Retail Today 1

Welcome Dawn Hendershot 2

Our GOAL is to be the #1 REIT between the coasts Committed to ENHANCING the way of life in our communities Our STRATEGY is to invest in markets and centers that deliver value to our communities and shareholders Our PROMISE is to own shopping centers that will benefit from the future of retailing 3 WE ARE RAMCO

Dennis Gershenson Chief Executive Officer John Hendrickson Chief Operating Officer Geoffrey Bedrosian Chief Financial Officer Edward Eickhoff Senior Vice President, Development Dawn Hendershot Senior Vice President, Investor Relations and Public Affairs 4 TODAY’S PRESENTERS FEATURE KEY MEMBERS OF RAMCO’S MANAGEMENT AND OPERATING TEAMS

Michael McBride Managing Director, Eastern Portfolio Carol Dooney Vice President Development, Western Portfolio Gary Stevens Vice President, Leasing Margaux Keusch Director of Lifestyle and Urban Leasing Rick Anthony Director of Leasing William Gershenson Managing Director, Western Portfolio 5 TODAY’S PRESENTERS FEATURE KEY MEMBERS OF RAMCO’S MANAGEMENT AND OPERATING TEAMS

The Future of Retail Dennis Gershenson 6

Business Insider: • The retail and e-commerce industries are finally converging • E-commerce raises the level of engagement and convenience consumers expect • Retailers are adapting to new shopping trends—convenience, flexibility, and engagement • Retailers are reinventing themselves by emphasizing in-store experiences Forbes: • Overbuilding of stores is causing a correction • Bricks-and-mortar retailers are streamlining portfolios, due to changing environments • Focusing on offering experiences within the most strategically located stores • Nine of the top 10 retailers in the U.S. are still physical chains • Wal-Mart, Kroger, Costco, Home Depot, CVS, Walgreens, Target, Lowe’s, Albertson’s • Amazon purchased Whole Foods “Amazon’s entry into physical stores is ‘an acknowledgement of the inability of the Internet to provide a certain retail experience that people can enjoy.’ ” — Fortune 7 BRICKS-AND-MORTAR ISN’T DEAD; IT’S EVOLVING — PHYSICAL, DIGITAL, SEAMLESS

Segment Net Store Growth Supermarkets 674 Drug Stores 345 Superstores/WH Clubs 82 Department Stores -400 Specialty Hardgoods 153 Specialty Softgoods -3,133 Mass Merchandisers 1,905 Convenience Stores 1,700 Bar/Restaurants 728 Fast Food 2,026 Source: Forbes Source: National Retail Federation • National retailers are changing locations, sizes, and configurations • There will be more retail stores opening than closing in 2017 • With closing stores, there is opportunity—not only for new retailers, but for property owners of the best real estate • For each company closing stores, 2.7 companies are opening stores 14,248 Store Openings 10,168 Store Closings +4,080 Net Store Openings 8 BRICKS-AND-MORTAR ISN’T DEAD; IT’S EVOLVING — STRONGEST RETAIL CONCEPTS WILL THRIVE Superstores/WH Clubs Convenience Stores Mass Merchandisers Specialty Softgoods Specialty Hardgoods Drugstores Food/Grocery Fast Food Bar/Restaurants Department Stores 0 10 20 30 40 50 60 70 80 90 100% Percentage of Companies Opening Stores Store Closings Store Openings

Bricks-and-Mortar Stores are Necessary • Online retailers recognize the value of physical stores • Warby Parker, Duluth Trading and Amazon (clicks to bricks) A report released by Bain & Company suggests: • Retail stores are here to stay; 70% of purchases are influenced by online interactions and 75% of sales still are projected to occur in physical stores in 2025 Online Presence Supplements Bricks-and-Mortar • Bricks-and-Mortar retailers are acquiring e-tailers • Walmart acquired Bonobos and jet.com, Gap acquired weddingtonway.com • Stores generate organic traffic; expansion builds brand equity • Store purchases more profitable than online orders because of the costs associated with shipping and returns • Stores are becoming distribution channels for the “last mile” Accenture reports that: • Millennials seek a seamless transition between the digital world and physical stores; majority of bricks-and-mortar sales start online • 76% of Millennials shop online before purchasing anything, with 67% buying from a physical store after doing research • Millennial annual spending will grow to $1.4 trillion by 2020 Source: The Smart Cube OMNI-CHANNEL AT FOREFRONT OF RETAIL (R)EVOLUTION 9 Able to see, touch and try merchandise Get product immediately More certain about fit/suitability of product Able to return items easily To support local retailers Enjoy the physical store atmosphere Get the lowest prices Exclusive to In-Store Shopping Omni-Channel Reasons that Shoppers Buy In-Store $3,786 $3,937 $4,095 $4,258 $4,429 $5,000 $4,000 $3,000 $2,000 $1,000 $0 Retail Sales Retail and Online Sales (in millions) 2016 2017 2018 2019 2020 2021 2022 $300.0 $345.0 $396.8 $456.3 $524.7 $603.4 $693.9 Online Brick-and-Mortar 8.5% of total retail sales 14% of total retail sales Retail Sales—by Channel (in billions, 2011-2016E) Online Sales Offline Sales Web-Influenced Offline Sales 2011 2012 2013 2014 2015 2016 $202 $226 $252 $278 $304 $327 $1,103 $1,206 $1,320 $1,429 $1,552 $1,660 $1,672 $1,723 $1,741 $1,771 $1,780 $1,812 $3,640$3,500

Goldman Sachs indicates that: • 57% of Millennials compare prices in-store, they are searching for the maximum convenience at the lowest cost Moody’s Investors Service reports: • “Off-price retailers continue to outperform other sectors of the U.S. retail industry largely because they offer the kind of lower-cost, higher-value products and shopping experience many consumers are looking for” 10 SHIFT IN CONSUMER PREFERENCE TO VALUE AND CONVENIENCE 2007 Off-Price Retailers 2017 2007 2017 Ross Stores $4.5 TJX Companies $13.4 Ross Stores $28.1 TJX Companies $46.2 Sears $27.3 JCPenney $18.9 Dillard’s $2.8 Nordstrom $14.6 Macy’s $20.8 Sears $0.45 JCPenney $1.7 Nordstrom $7.1 Macy’s $6.8 Department Stores Value vs. Department Stores Market Capitalization (in billions) Dillard’s $1.7

Why Ramco? 11 Dennis Gershenson

CONSUMERS ARE LOOKING FOR AN EXPERIENCE(E2) (Evolving Retail Model) ENTERTAINMENT – theaters, restaurants, Community First Events EXPERIENTIAL – placemaking, personalized shopping, specialty retailers, service-oriented OUR PHILOSOPHY: • Retail is undergoing a change where consumers place a premium on convenience that caters to their 18-hour day • Dynamic Town Centers and Unique Urban-Infill Environments will benefit from the convergence of bricks-and-mortar and online sales • Picking winning markets and asset types is critical to long-term success in an ever-evolving retail landscape 12 THE SHOPPING CENTERS OF THE FUTURE SUPPORT OUR RETAIL REAL ESTATE PHILOSOPHY — VVCE2 CONSUMERS ARE LOOKING FOR VALUE, VARIETY AND CONVENIENCE (Traditional Retail Model) VALUE – high-reward, differentiated VARIETY – diverse merchandise mix, multiple retail categories CONVENIENCE – instant demand, streamlined, user friendly, easily accessible

GENERATING LONG-TERM VALUE THROUGH OUR FOCUSED BUSINESS MODEL



KEY GROWTH SUBMARKETS IN THE TOP 40 MSAs
DYNAMIC TOWN CENTERS AND UNIQUE URBAN-INFILL ENVIRONMENTS
VALUE, VARIETY, CONVENIENCE, ENTERTAINMENT AND EXPERIENCE (VVCE²)
The Future of Retail Today

Investment Strategy

- Investing in key growth submarkets in the top 40 MSAs
- Acquiring Dynamic Town Centers and Unique Urban-Infill Environments
- High-quality, low-risk centers that are flexible in any retail environment

Operating Strategy

- Promoting value, variety, convenience, entertainment and experience holistically across the portfolio
- Solid foundation for growth
- Executing on value-creation opportunities to deliver sustainable same-center growth, healthy rental spreads, high occupancy and consistent increases in asset value
- Superior management and leasing platforms

Capital Strategy

- Providing financial flexibility and a solid capital structure to fund our business plan
- Maintaining a strong, unsecured balance sheet
- Limiting risk in any economic cycle
- Promoting liquidity to grow intelligently as opportunities arise

13

CRITERIA Acquisitions • Dynamic Town Centers and Unique Urban-Infill Environments in top 40 MSAs • Merchandise mix focused on value, variety, convenience, entertainment and experience (VVCE2) • Significant value-add opportunities Dispositions • Non-core markets and properties—reduced MI to <20% of total ABR • Fully-valued centers RESULTS • High-quality portfolio that produces sustainable growth in NOI • Best-in-class retailers provide recession-resistant and omni-channel compatible cash flow • Fundamentally great real estate that generates higher NAV Portfolio Transformation Seven Years of Dispositions Seven Years of Acquisitions Total $640 Million $1.6 Billion Owned GLA 5.4 million SF 8.8 million SF Average Rent, Per SF $11.41 $16.15[1] Average [2] Household Income $71,000 $90,000 Average [2] Population 159,000 208,000 Average Center Size 145,000 SF 254,000 SF[3] [1] Excludes land leases. [2] Five-mile trade area. [3] Includes shadow anchors. 14 2/3 of our current portfolio are new acquisitions in the last seven years SEVEN YEARS OF CAPITAL RECYCLING PRODUCED A HIGHER-QUALITY PORTFOLIO

15 OUR SEVEN YEAR PORTFOLIO TRANSFORMATION DEMONSTRATES SOLID CAPITAL ALLOCATION AND DISCIPLINED MANAGEMENT Note: 2017 information is based on reasonable expectations and Company guidance. [1] As reported. 2015-2017 are Same-Property with Redevelopment. [2] 2011-2014 includes Joint Ventures; 2015-2017 is consolidated portfolio. [3] Excludes gain on land sales and acquisition costs.

16 • Since December 31, 2010, an investment in RPT has returned 7.4% per year to investors. • This outperformance is attributable to our seven-year capital recycling effort, our active leasing and management functions, as well as our value-add redevelopments. OVER THE LAST SEVEN YEARS OUR PLATFORM HAS CREATED SIGNIFICANT VALUE FOR OUR SHAREHOLDERS RPT CDR DDR KIM KRG As of November 30, 2017. RPT KIM CDR KRG DDR We believe our transformed portfolio will continue to produce value for our shareholders.64.2% 35.9% 25.4% 22.3% -29.6%

Market and Asset Strategy Nashville #36 MSA John Hendrickson Gary Stevens 17

18 OUR PORTFOLIO TRANSFORMATION INCLUDES LEVERAGING STRONG SUBMARKET LOCATIONS IN 15 OF THE TOP 40 MSAs Metro Focused 91%[1] of properties located in 15 Top 40 MSAs [1] Based on annualized base rents in top 15 MSAs. Strong Submarket Demographics (within 5-mile trade area) DENSE PopulationNumber of Households 209,214 84,827 GROWING Average Population Growth (2017-2022) 4.3% AFFLUENT Average HouseholdIncome $92,138

AKR FRT UE REG WRI RPT RPAI KIM DDR AAT ROIC BRX AKR FRT REG WRI RPT RPAI UE KIM DDR AAT ROIC BRX AKR FRT UE REG RPT WRI RPAI KIM DDR AAT ROIC BRX AKR RPT FRT REG WRI RPAI UE KIM DDR AAT ROIC BRX A ve ra g e T A P S co re A ve ra g e T A P S co re A ve ra g e T A P S co re A ve ra g e T A P S co re Total TAP Scores Non-Gateway TAP Scores Total TAP Scores (RPT Acquisitions Since 2011) Non-Gateway TAP Scores (RPT Acquisitions Since 2011) 19 THE TRADE AREA POWER (“TAP”) OF RAMCO’S TOP MARKETS SUPPORTS AND DELIVERS ITS CAPITAL ALLOCATION STRATEGY Notes: TAP Score is a propriety scoring system from Green Street Advisors that measures trade area strength. Non-Gateway Tap Scores exclude: New York, Boston, Washington DC, San Francisco, and Los Angeles. ‘Acquired after 2011’ Scores only include Ramco’s Acquisitions since 2011 (including JV Acquisitions): Average Tap Scores weighted by ABR Source: Green Street Advisors 76 70 67 65 62 62 61 59 59 56 6163 76 70 67 64 63 62 61 59 59 56 61 65 74 63 63 63 62 61 60 60 58 56 59 62 74 64 63 63 62 61 60 60 58 56 59 63

NASHVILLE #36 MSA TAP Score 62 Major employers: Amazon (AMZN), Starbucks (SBUX), Under Armour (UAA), Cracker Barrel (CBRL), GENCO (GNK), CEVA Logistics (CEVA) 11 Fortune 1000 Companies Second fastest growing community in Tennessee Population growth 22% since 2006 Strong future housing growth: 3,556 single family and 958 multi-family units planned MT. JULIET, TN • Regional destination on east side of Nashville • Located just 15 minutes from Nashville Central Business District • Merchandise mix aligned with future of bricks-and-mortar retail 20 TruTrade Area 400K Population $76K Avg HH Income STRONG SUBMARKETS IN 15 TOP 40 MSAs MT. JULIET, TN — DYNAMIC TOWN CENTER Major hub of commuter rail system to Downtown Nashville

Major employers: Wal-Mart (WMT), Verizon (VZ), Charter Communications (CHTR), Energizer Holdings (ENR), Savvis (SVVS), Solutia (SOA) 18 Fortune 1000 Companies Close to 4 million SF of high-quality office space and 2 major hospital networks Historically maintained high occupancy (98%) and rental rates TOWN & COUNTRY, MO • Whole Foods, Target center attracts best anchor and small shop retailers, including a drive-thru Starbucks • Strategic location at the intersection of Highway 141 and Clayton Road • Dominant Town Center Superzip location with an average household income >$120,000 and over 68% of adults graduating college 21 STRONG SUBMARKETS IN 15 TOP 40 MSAs TOWN & COUNTRY, MO — DYNAMIC TOWN CENTER ST. LOUIS #20 MSA TAP Score 70 5-Mile 171K Population $124K Avg HH Income

STRONG SUBMARKETS IN 15 TOP 40 MSAs
EDINA, MN — URBAN-INFILL ENVIRONMENT

MINNEAPOILIS-ST.PAUL #16 MSA

TAP Score 72


EDINA, MN

CENTENNIAL
SHOPS

- Retail/entertainment/restaurant merchandise mix
- Serves one of Minnesota's wealthiest zip codes (Superzip)
- Strategically positioned along France Avenue/I-494 Corridor

3-Mile
102K
Population
$103K
Avg HH Income

A Superzip, one of Minnesota's wealthiest zip codes

Major employers: Target (TGT), Best Buy (BBY), General Mills (GIS), Delta (DAL), SpartanNash (SPTN), Wells Fargo (WFC)

26 Fortune 1000 Companies

Largest suburban office trade area within the Minneapolis-St. Paul MSA

More people work in Edina than live there, resulting in a high daytime population

22

STRONG SUBMARKETS IN 15 TOP 40 MSAs
UPPER ARLINGTON, OH — URBAN-INFILL ENVIRONMENT

COLUMBUS #33 MSA

TAP Score 78


UPPER ARLINGTON, OH

3-Mile
126K
Population
$83K
Avg HH Income

Major employers: DSW (DSW), L Brands (LB), Kroger (KR), Cardinal Health (CAH), Nationwide Insurance (NFS)

20 Fortune 1000 Companies

THE SHOPS ON LANE AVENUE

- Located approximately 1 mile from the Ohio State University campus
- Whole Foods, Bed Bath & Beyond
- Best-in-class line-up featuring Chico's, Soma, White House | Black Market, ULTA Beauty
- Aveda, The Original Pancake House, Mutts & Co, Banfield Pet Hospital added in 2017

"9th most educated community in the U.S.—72.75% with bachelor's degree or higher" (*Nerdwallet*)

"8th best large city to inhabit in the U.S." (*Money Magazine*)

"6th best suburb in the nation" (*Business Leader*)

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Operating Strategy and Foundations for Growth Ramco Operating Team 24

Connecting Ramco’s portfolio with tomorrow’s opportunities John Hendrickson 25

26 Note: Pro forma consolidated portfolio as of 12/31/17. a) Dynamic Town Centers are 400K SF or larger (including shadow anchors) and/or have 3 or more tenants which are over 25K SF, plus over 10% small shop space. b) Urban-Infill Environments have a three-mile population base of 100,000 or greater. c) Power Centers are centers with less than 10% of small shop space. d) Neighborhood Centers cater to a one-to-three mile trade area. e) Other centers are outside the top 40 MSAs. PROPERTY TYPE PROPERTY COUNT NON- GROCER % OF ABR NON- GROCER PROPERTY COUNT WITH GROCER % OF ABR WITH GROCER TOTAL PROPERTY COUNT TOTAL % OF ABR Dynamic Town Centers 5 13.4% 12 37.9% 17 51.3% Urban-Infill Environments 6 8.8% 10 14.0% 16 22.9% Power Centers 3 6.1% 1 3.5% 4 9.6% Neighborhood Centers 5 5.1% 9 11.1% 14 16.2% TOTAL 19 33.4% 32 66.6% 51 100% Other Centers in Non-Core Markets 6 5.2% 2 4.1% 8 9.3% 67% of our core portfolio has a grocer component—including shadow anchors that have determined our location as the market dominant site in a trade area. RAMCO’S PORTFOLIO IS STRATEGICALLY POSITIONED FOR THE FUTURE — FOCUSED, LOW RISK, WITH STRONG GROWTH POTENTIAL Less than 10% of our portfolio are true Power Centers.

27 Daily Drivers = Grocer or Health Club Super Daily Drivers = Grocer AND Health Club PART OF OUR LOW-RISK, HIGH-GROWTH PORTFOLIO IS A MATURE MERCHANDISING ECOSYSTEM BOLSTERED BY DAILY DRIVERS Core Market Centers that include Daily Drivers Breakdown of Daily Drivers Pro forma portfolio as of 12/31/17.

28 By Rent A DIVERSIFIED MERCHANDISE MIX WELL-POSITIONED FOR THE FUTURE IN AN OMNI-CHANNEL WORLD By GLA

%ABR Company 2016 Total Stores 2017 Total Stores Y-O-Y Change 4.4% 1,156 1,186 2.60% 3.4% 741 797 7.56% 2.8% 1,530 1,546 1.05% 2.6% 567 571 0.71% 2.4% 640 662 3.44% 1.8% 2,274 2,278 0.18% 1.8% 1,444 1,494 3.46% 1.8% 874 974 11.44% 1.8% 1,446 1,533 6.02% 1.7% 1,313 1,367 4.11% 1.4% 468 501 7.05% 1.2% 431 456 5.80% 1.2% 567 592 4.41% 80% of Our Top 25 Tenants Expanded in 2017 %ABR Company 2016 Total Stores 2017 Total Stores Y-O-Y Change 1.1% 13,851 14,334 3.49% 1.1% 1,409 1,436 1.92% 1.0% 1,857 2,129 14.65% 1.0% 851 881 3.53% 0.9% 667 727 9.00% 0.9% 1,081 1,089 0.74% 0.8% 1,972 2,067 4.82% 29 RAMCO’S TOP RETAILERS ARE GROWING DURING THIS TRANSITION PERIOD VVCE2 % ABR as of 9/30/17.

OVER THE LAST THREE YEARS, OUR EXPOSURE TO BANKRUPTCIES HAS BEEN MANAGEABLE, OFTEN BENEFITTING FROM INCREASED RENTAL RATES ON RELEASED SPACE From 2015-2017 there were over 20 major retailer bankruptcies that did not impact Ramco’s rental stream • From 2015-2017, we were impacted by the bankruptcy of 13 retailers • The amount of GLA impacted was 520,000 SF (10 anchors and 28 small shop stores) • The average downtime to replace these tenants is expected to be 16 months 30 Successful bankruptcy replacement Filled 226,000 SF at rental increases of 21% }

31 OUR HIGH-QUALITY PORTFOLIO’S BUILDING BLOCKS FOR FUTURE GROWTH ARE EXPECTED TO GENERATE INCREASES IN SAME-PROPERTY NOI OVER THE NEXT THREE YEARS Other Rent bumps Lease rollover New leasing and redevelopment, net of expirations 2017 2017 2018 2018 2019/2020 2019/2020 Low High Low High Low High 5.0% 4.5% 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% Tight expense control + ancillary income growth Same-Property Building Blocks 2017 Range: +2.5%-3.0% Same-Property Building Blocks 2018 Range: +2.25%-3.75% Same-Property Building Blocks 2019-2020 Range: +3.0%-4.5% Consistent renewal rate and rent increases Improving annual rent bumps Increasing shop occupancy + significant redevelopment are net positive contributors

Connected Operating Structure Mining NOI from the portfolio Michael McBride 32

33 • Diverse group of seasoned industry professionals— providing stability and depth to the organization • Team is complemented by individuals with fresh insight and vision to chart and aggressively pursue goals • Deep understanding of culture and properties • Team approach to problem solving Property Management Leasing Construction Development 21 6 25 12 20 7 26 11 Average years at Ramco Average years in industry Experienced Team of Professionals ADDING VALUE THROUGH AN EXPERIENCED OPERATING TEAM DIVIDED IN TWO REGIONS

34 • Competitive bidding/three-year locked contracts for continuing service and ability to control costs irrespective of market conditions • In 2017, 34% of all CAM expenses are included in a three-year flat rate contract • Converting alarm systems to wireless connectivity • Results in approximately 40% savings with little or no out-of-pocket expense • Converting parking lot lighting to LED where merited • 70% energy savings and reduced maintenance costs • Implementation of Argus Enterprise software • Better multi-year modeling and enhanced decision making Spending Since 2010 ($M) COST CONTAINMENT REMAINS A TOP PRIORITY TO POSITIVELY IMPACT THE BOTTOM LINE 2015 2016 2017E 2018E 2019E 2020E $20,000,000 $19,000,000 $18,000,000 $17,000,000 $16,000,000 $15,000,000 $14,000,000 $13,000,000 $12,000,000 $11,000,000 $10,000,000 2015 2016 2017E 2018E 2019E 2020E $1,850,000 $1,750,000 $1,650,000 $1,550,000 $1,450,000 $1,350,000 $1,250,000 $1,150,000 $1,050,000 $950,000 Note: Includes only comparable properties through all periods presented. Controllable CAM Non-Recoverable Expense

35 • Opportunity to drive AI inline with our peers that generated $30-40K per property compared to $7K per property for us in 2015 • Potential to add $1.8 -2.4M or $0.02-$0.03/share in incremental NOI • Future opportunities include electric car charging stations, cellular antennas, vending, sponsorship marketing, maker spaces and POP-UP shops 2017 Ancillary Income Generators ANCILLARY INCOME (“AI”) IS AN IMPORTANT COMPONENT OF SAME-PROPERTY NOI GROWTH $2,500,000 $2,000,000 $1,500,000 $1,000,000 $500,000 $0 $1.8-$2.4 Million Target 2014 ACTUAL 2015 ACTUAL 2016 ACTUAL 2017 FORECAST 2018 TARGET 2019 TARGET 2020 TARGET In co m e Ancillary Income Growth Approximate 15% annual growth

Connected Leasing Team and Tools Identifying and executing leasing potential William Gershenson Gary Stevens Rick Anthony 36

37 E xp ir in g S q ua re F o o ta g e Title of Chart Anchor Expiration Risk ProfileAnchor Expirations THE COMPANY HAS MANAGEABLE RISK TO EXPIRING ANCHORS OVER THE NEXT THREE YEARS Limited anchor exposures over the next three years allows greater focus on driving small shop occupancy • Approximately 34% fewer anchors expiring the next three years compared to the previous three years • Proactively renewing/ releasing space ahead of true expirations • Ample flexibility to capitalize on best-in-class opportunities 2018 2019 2020 Total20162014 2015 2017 4,000,000 3,500,000 3,000,000 2,500,000 2,000,000 1,500,000 1,000,000 500,000 0 4Q 2014-4Q 2017 4Q 2017-4Q 2020 GL A 2016 201720142012 2013 2015 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% Retention Rate (Count) Retention Rate (SF) Renewal Spread 71% 79% 70% 76% 75% 87% 76% 82% 74% 78% 82% 81% Manageable Anchor Expirations 2018 2019 2020 Total20162014 2015 2017 4,000,000 3,500,000 3,000,000 2,500,000 2,000,000 1,500,000 1,000,000 500,000 0 Sum of 3Q – 2014 SF Sum of 3Q – 2017 SF 2016 2017E20142012 2013 2015 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% Retention Rate (Count) Retention Rate (SF) Renewal Spread 71% 79% 70% 76% 75% 87% 76% 82% 74% 78% 81% 81% Strong Retention Rates and Renewal Spreads[1] [1] Includes Joint Ventures for all periods presented. 131 86

Why We Will Be Successful • We have raised the bar—our ceiling for optimal small shop leasing potential is higher given our transformed portfolio • Our new anchor tenancies—signed over the last several years—will further drive small shop occupancy • We have the team and tools in place to execute on our occupancy goals 38 OUR HIGHER-QUALITY PORTFOLIO WILL ENABLE US TO DRIVE SMALL SHOP OCCUPANCY [1] Includes Joint Ventures for 2011-2014. Estimated New Shop Deals 95 to 105 2012 2013 2014 2015 2016 2017E 2018E 2019E 2020E2011 94% 92% 90% 88% 86% 84% 82% 80% 78% 76% 74% 150 125 100 75 50 133 120 143 96 76 96 82.5% 81.5% 85.2% 84.2% 88.0% 86.9% 88.5% 87.8% 87.5% 87.0% 88.2% 86.6% 88.1% 86.7% Gaining 300-600 bps of shop occupancy is worth $2.6M-$5.3M in annual base rent Signed Shop Deals Physical Shop Occupancy Leased Shop Occupancy Shopping Centers Owned[1] 83 78 80 80 70 65 59(E) O cc up an cy P er ce nt ag e Small Shop Occupancy N ew S ho p L ea se s

39 OUR LEASING TEAM— Seasoned Dealmakers averaging over 25 years of leasing experience EXPERIENCED TEAM • A holistic, asset-based approach to maximize leasing income STRONG RETAILER RELATIONSHIPS • Kept current with regular portfolio reviews TOP-RATED, THIRD-PARTY BROKERS • An “Army” of top-talent, properly incentivized OUR LEASING TOOLS—A modern toolbox full of innovative advantages gives us a competitive edge VTS • Best-In-Class Platform bringing real-time leasing activity data to your mobile device DATA ANALYTICS AND TRU-TRADE • Creating compelling, verified Trade Areas via Cell Phone pings STORE MATCH • In test phase with a new tenant matching portal for leasing OUR BRAND • We know what retailers want. Our image is well-represented and well-known + = Increasing Occupancy Higher Rents Greater Opportunities OUR INNOVATIVE APPROACH TO LEASING ENABLES US TO EXECUTE FASTER AND SMARTER

DYNAMIC TOWN CENTER
TROY MARKETPLACE — TROY, MI (OAKLAND COUNTY)

Detroit #14 MSA

TAP Score 66

Tactical Redevelopment Execution


East Big Beaver Road
63,000 cars per day
I-75 137,000 cars per day
DETROIT - 20 MILES

Compelling Investment

5-MILE
267K
Population
$96K
Avg HH Income

NORDSTROM rack REI
Unique-to-market regional draws

Proven retail corridor along I-75 — 137,000 cars per day

LA FITNESS
airtime
goldfish swim school
Strong entertainment draws

Major Industries:
- Automotive
- Healthcare
- Technology

Proximity to:
- Somerset Mall —3 miles
- Whole Foods megastore —4 miles

Major Companies:
- General Motors
- Ford Motor Company

17 Fortune 1000 Companies

40

41 TACTICAL REDEVELOPMENT EXECUTION Troy Marketplace — Troy, MI Underground Detention Pods Positioned for the Future • Value apparel—Nordstrom Rack • Variety of retail uses—including PetSmart, Golf Galaxy and only REI in the market • Conveniently located at major expressway intersection • Strong entertainment draws—LA | Fitness and Airtime Trampoline • Addition of restaurants on major frontage road adds additional entertainment components

TACTICAL REDEVELOPMENT EXECUTION

Troy Marketplace — Troy, MI

Pre-redevelopment	Post-redevelopment
$17.31 ABR PSF	$20.27 ABR PSF
29K SHOP GLA	56K SHOP GLA

28% increase in property base rent

Streetside Retail Expansion Opportunity

- Creation of streetside retail district featuring new-to-market restaurants and service-uses
- Great access and visibility
- Capitalized on site flexibility to accommodate new retail out parcel buildings
- Added over 27,000 SF of GLA, producing average rents of $35.00-$40.00 PSF
- 100% occupied

Net Value Created $11.2M Investment	
Incremental NOI	$4.1 Million
Cap Rate Contraction*	2.8 Million
Total Value Created	$6.9 Million

*25 bps contraction

42

Connected Places Developing the future of retail Edward Eickhoff Carol Dooney Margaux Keusch 43

SOUND CAPITAL INVESTMENT IN REDEVELOPMENT PROJECTS DELIVERS HIGH RETURNS IN-HOUSE EXPERTISE AND STRONG TRACK RECORD OF SUCCESS Strategic Redevelopment Opportunity • Curated merchandise plan • Site densification and mulit-use • Customer-driven placemaking Tactical Redevelopment Opportunity • Re-anchorings and expansions • Moderate capital investment producing higher returns • Pad sites and other retailer additions In-process Redevelopments $76M @ 9 to 10% Estimated Average Returns Identified Shadow Pipeline $190M 44

45 • Shadow pipeline of at least $190 million • Average project cost of $5 million with opportunities at 23 properties REDEVELOPMENT REMAINS AN ACCRETIVE SOURCE OF FUTURE CASH FLOW $90,000 $80,000 $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 0 2012 2013 2014 2015 2016 2017 2018E 2019E 2020E $80M $40- $55M $40- $55M Total Costs Number of Projects Value-Add Redevelopment Projects Placed in Service Average Volume/Year 2012-2016 $23M Average Volume/Year 2017-2020 $45-$55M

Strategic Redevelopment Execution Compelling Investment Newly remodeled entertainment venue Regional draw— one of the only two in Cincinnati market 5-MILE 147K Population $111K Avg HH Income 46 Center has over 460,000 SF of premium retail Proximity to: • Great Wolf Lodge —6 miles • Kings Island— 6 miles • Cincinnati Zoo & Botanical Garden—19 miles Major Employers: • Kroger • P&G • Macy’s 13 Fortune 1000 Companies DYNAMIC TOWN CENTER DEERFIELD TOWNE CENTER — MASON, OH • Best of VVCE2 featuring Whole Foods and restaurants generating $30M in annual sales • Strong daytime population—P&G (2,000 employees), Luxottica (1,850 employees) and Cintas (1,500 employees) • Dominates northeast portion of market • Major transformation underway— new entertainment district CINCINNATI #28 MSA TAP Score 66

47 STRATEGIC REDEVELOPMENT EXECUTION Deerfield Towne Center — Mason, OH New main entrance—Grove Street The Grove Pet People added in 2017 Existing multi-family development owned by others Crunch Fitness added in 2015 Planned multi-family development owned by others

STRATEGIC REDEVELOPMENT EXECUTION

Deerfield Towne Center — Mason, OH

	Pre-redevelopment		Post-redevelopment
ABR PSF	$20.24	→	$22.33
Occupancy	88%	→	95%

8% increase in property base rent

Execution—Transformed regional center, now commanding $30-$35 rents on new leases

- Placemaking transformation—focused on repositioning property as regional "Town Center"
- Numerous site improvements including a new main entrance, upgraded theater, and expanded gathering spaces
- Creation of restaurant hub—The Grove—bringing area's freshest concepts
- Addition of new 20,000 SF Crunch Fitness in 2015
- Addition of 4,000 SF Pet People and 8,500 SF Five Below in 2017

Net Value Created—$7.9M Investment	
Incremental NOI	$2.1 Million
Cap Rate Contraction*	5.4 Million
Total Value Created	$7.5 Million

*25 bps contraction

48

Strategic Redevelopment Execution Compelling Investment New state-of-the-art theater and dining anchor opening in 2018 Strong regional retail draws 5-MILE 135K Population $105K Avg HH Income 49 Major Woodbury Employers: • Assurant • Dean Foods • EcoWater Systems Proximity to: • Mall of America —19.5 miles • Minneapolis- St. Paul International Airport—21 miles Major Companies: • Target • General Mills • Xcel Energy 26 Fortune 1000 Companies MINNEAPOLIS-ST. PAUL – 1.7 MILES (First to market) Internet to bricks-and-mortar store DYNAMIC TOWN CENTER WOODBURY LAKES — WOODBURY, MN R ad io D rive 30 ,0 39 cars p er d ay I-94 89,000 cars per day • Strategic repositioning of 300,000 SF center currently underway • First phase opening 2018 WISCONSIN – 10 MILES MINNEAPOLIS-ST.PAUL #16 MSA TAP Score 60 Relocation and expansion to full- line, 22,000 SF flagship store

50 STRATEGIC REDEVELOPMENT EXECUTION Woodbury Lakes — Woodbury, MN Expanded flagship store opening 2018 State-of-the-art cinema opening 2018 Reconfigured Northstar Drive to optimize convenience, walkability, and shopability Curated restaurant spaces/opportunities

STRATEGIC REDEVELOPMENT EXECUTION

Woodbury Lakes — Woodbury, MN

Pre-redevelopment		Post-redevelopment
$21.70 ABR PSF	→	$25.75 ABR PSF
85% Occupancy	→	95% Occupancy

37% increase in property base rent

Strategic opportunity generating $30-$35 average rents on new leasing

- Relocating H&M to accommodate full-line store, and adding a state-of-the-art Alamo Drafthouse Cinema as anchors to Northstar Drive, the center's new main street
- Relocation and expansion of existing in-line tenancies in currently underutilized space provides the opportunity for the addition of carefully curated retail and dining offerings
- Beautification and placemaking initiatives throughout the center
- Current strong lifestyle tenants such as White House/Black Market, Victoria's Secret, J. Jill, Chicos, Banana Republic

Net Value Created—$23M Investment	
Incremental NOI	$6.5 Million
Cap Rate Contraction*	2.9 Million
Total Value Created	$9.4 Million

*25 bps contraction

51

URBAN-INFILL ENVIRONMENT
WEBSTER PLACE — LINCOLN PARK, IL

CHICAGO #3 MSA

TAP Score 99

Strategic Redevelopment Execution

Compelling Investment

3-MILE
527K
Population
$111K
Avg HH Income

Dynamic neighborhood location adjacent to 27-acre development potential Amazon HQ[2]

amazon

REGAL CINEMAS

CHICAGO CAC ATHLETIC CLUBS

Strong entertainment and service draw

Webster Place

- Best-in-class center in dense, affluent trade area
- Access to a commuter rail metro station, 3 CTA lines and 3 bus routes
- Adjacent to 27-acre Sterling Bay development—bidding for Amazon site
- Mixed-use strategic redevelopment planned

Proximity to:

- Magnificent Mile—3 miles
- O'Hare International Airport—14.7 miles

Major Companies:

- Boeing
- Exelon
- Kraft Heinz

64 Fortune 1000 Companies

DOWNTOWN CHICAGO – 4 MILES



52

Sterling Bay $10 Billion Development Webster Place STRATEGIC REDEVELOPMENT — FUTURE EXECUTION Webster Place — Lincoln Park, IL 53

Densification Opportunity in the heart of Chicago along Clybourn Avenue • Addition of residential and/or office in under-served market • Re-merchandising Barnes & Noble (expires 2019) with high-end grocer, strong restaurant uses, flagship retail or entertainment • Utilizing existing structures for expansion—containing cost and maximizing site potential without impacting existing cash flow • Adjacent site bidding for Amazon HQ2 54 Incremental Value Creation Potential Entitlement rights worth $15-$20 Million STRATEGIC REDEVELOPMENT — FUTURE EXECUTION Webster Place — Lincoln Park, IL Pre-redevelopment Post-redevelopment Projected 5-Year CAGR 6% before densification $25.23 ABR PSF 95% Occupancy $30.90 ABR PSF 100% Occupancy

Connected Communities Creating a one-of-a-kind community experience Dawn Hendershot 55

Strong Consumer Loyalty, Increased Sales, Long-term Value Creation Local-Driven Signature Events Tenant/ Community Partners Charitable Outreach Digital Rewards+ = Ramco Rewards App Introduced in 2017 1,900 Ramco Super Shoppers 650,000 Website Visits 31,000 Facebook likes Shared shopping and community + + 56 MARKET-LEADING COMMUNITY FIRST PROGRAM DRIVES SHOPPERS TO OUR CENTERS Partner with our tenants and local municipalities as a responsible community partner = Shared vision and cost 51% tenant funded 250 tenants/local partners Proprietary Signature Events tailored to community tastes 9 properties impacting 28% of ABR 40,000 attendees in 2017 Dedicated to supporting the businesses, charities and schools that make our communities better places to live

Capital Strategy Geoff Bedrosian 57

Leverage Liquidity 58 SUPPLY FINANCING SOLUTIONS TO SUPPORT OUR BUSINESS PLAN Keep it simple • Maximum financial flexibility • Streamline balance sheet • Unencumber assets Remain an unsecured borrower • Extend duration (manage debt stock) • Minimize interest rate risk/maturity risk Drive leverage down • Through organic growth and retained capital • Disciplined capital allocation • Focus on best-in-class metrics KEY BALANCE SHEET MANAGEMENT OBJECTIVES DESIGNED TO PROVIDE MAXIMUM FLEXIBILITY, LIQUIDITY AND COVERAGE Leverage Liquidity

59 Note: Debt metrics include pro rata share of joint venture debt. TAV (Total Asset Value) calculation based on covenant definitions in our Credit Facility. OVER THE PAST SEVEN YEARS WE HAVE TRANSFORMED OUR BALANCE SHEET 2011 9/30/17 2011 9/30/17 2011 9/30/17 2011 9/30/17 Net Debt/EBITDA Interest Coverage Ratio Fixed Charge Coverage RatioDebt/TAV 7.4 7.2 7.0 6.8 6.6 6.4 6.2 6.0 3.1 2.9 2.7 2.5 2.3 2.1 1.9 1.7 1.5 45.0% 44.5% 44.0% 43.5% 43.0% 42.5% 42.0% 41.5% 41.0% 40.5% 40.0% 3.8 3.6 3.4 3.2 3.0 2.8 2.6 2.4 2.2 2.0 7.1 6.6 43.5% 41.4% 3.6 2.4 3.0 1.8

Leverage Liquidity • The Company committed to unencumbering its assets in 2011 • Over the last 5 years we have transformed the balance sheet and the leverage profile of the Company • The migration has provided access to additional types of capital while providing flexibility to the operating team • Value of unencumbered pool approximately $2.2B, 86% of NOI OUR TRANSITION TO AN UNSECURED BORROWER 60 %NOI Unencumbered Pool Value 20122011 2013 2014 2015 2016 9/30/17 100% 80% 60% 40% 20% 0% 2,500,000 2,000,000 1,500,000 1,000,000 500,000 0 % of NOI Unencumbered RE Asset Value

6.2 Years Average Term 84% Fixed Rate Debt $2.2B Unencumbered Pool 3.95% Weighted Average Interest Rate 61 We have the liquidity, capacity, and financial flexibility to execute in any cycle Note: Pro forma December 31, 2017 SOUND CAPITAL MANAGEMENT ENSURES A WELL-BALANCED MATURITY LADDER 2023 2024 2025 2026 20272019 2020 20212017 2018 2022 Thereafter $300 $250 $200 $150 $100 $50 $0 Mortgages Term Loan Revolver Unsecured Notes New Debt Scheduled Maturities (in millions)

OUR MID-TERM BALANCE SHEET GOALS 62 Metric Current Target Net Debt/Adjusted EBITDA 6.6x 6.0x or less AFFO Payout Ratio ~90% 70%-80% Revolver Availability/Liquidity ~$200 ~$300 OFFO Growth 3-5%

PATH TO LONG-TERM GROWTH 63 2016 Net Capital Recycling Same-Property Growth Redevelopment Opportunities 2020 $200,000 $195,000 $190,000 $185,000 $180,000 $175,000 $170,000 $165,000 $160,000 $155,000 $150,000 ~$180M ~$(9)M ~$8M ~$16M ~$195M Building Blocks of NOI Growth

2018 and Beyond Guidance 64

76% Fixed Rate Debt Low High Cash NOI $1.99 $2.02 Non-Cash[1] $0.08 $0.08 General and Administrative Expenses $(0.26) $(0.24) Interest Expense $(0.50) $(0.49) 2018 OFFO[2] $1.31 $1.37 65 Same-Property Growth 2.25%-3.75% Assumptions General and Administrative Expenses $21.5M to $23M Capital Recycling • Impact of 2017 and 2018 Capital Recycling on 2018: $(0.11) to $(0.10) • $50M of acquisitions and dispositions in the first quarter of 2018 Interest Expense $43M to $43.8M Year End 2018 Physical Occupancy 93%-94% 2018 GUIDANCE AND KEY ASSUMPTIONS 2018 Redevelopment Expenditures $40M to $50M [1] Includes straight-line rental income, amortization of above and below-market rent and straight-line ground rent expense. [2] 2018 OFFO Guidance excludes any unforeseen one-time items including provisions for impairment, transaction costs, gains or losses on extinguishment of debt, and other items.

Why Ramco Dennis Gershenson John Hendrickson 66

67 MARKETS AND CENTERS positioned to benefit in an evolving retail landscape—astute investments in key, growing sub-markets with growing populations and strong household incomes—dynamic town centers and urban-infill environments to deliver long-term value appreciation OPERATING STRATEGY poised to deliver sustainable same-center growth of 3.0%-4.5% to shareholders—through cost containment, ancillary revenue generation and leasing discipline— coupled with strategic value-added redevelopments and market- leading management initiatives BALANCE SHEET MANAGEMENT designed to provide funding flexibility and ample liquidity that supports future growth UNIFIED TEAM reinforced by a revitalized brand and culture— committed to its vision for the future and catapulting Ramco to the top tier in its industry The Future of Retail Today PHYSICAL SEAMLESS DIGITAL EXPERIENTIAL VALUE BRAND FOCUSED SOCIAL COMMUNITY BASED WHY RAMCO — BECAUSE WE’RE CONNECTED TO THE FUTURE OF RETAIL

Q&A and Guest Speaker 68

GUEST SPEAKER

Taylor Romero

Retail Mad Scientist

Someone actually called me this. I immediately made it my title.



Landing my first paid software gig when I was 15, I've been building tech professionally for over 18 years. I've built everything from websites to apps, search engines to graph-driven taxonomies, to auction platforms and booking systems.

Everything changed in 2015 when my wife opened Spruce, a menswear boutique, in Denver, CO. Now I spend my time building retail technology that focuses on the most "un-Amazon'able" feature of bricks-and-mortar.

The Guest Experience.

Founder of startups backed by retail giants such as Target and ULTA Beauty, I have dedicated myself to testing, tinkering, hacking, and building technology that will keep bricks-and-mortar alive far into the future.

69

Appendix 70

Enjoy what you do Own It Pursue Excellence Together BE BOLD We passionately pursue out-of-the-box-thinking and are open to change. We celebrate creativity and embrace curiosity as the foundation for new ideas. We never rest on “that’s how we always do it.” OWN IT We take pride in everything we do and hold ourselves accountable in every situation. We execute with c nfidence and expediency to deliver value, quality and strong outcomes. We honor our unique talents and value contributions both big and small. PURSUE EXCELLENCE TOGETHER We trust that together we can achieve more than any single individual can on their own. We pitch in to get the job done and we never confuse effort with results. We are committed to finding a better way—through mentoring, collaboration and communication. We celebrate our successes as a team! ENJOY WHAT YOU DO We respect the balance of work-life commitments and strive to create a harmonious corporate environment that inspires socialization, imagination, personal well-being and fun! We value our team members as friends, recognizing that by respecting each other we are a better, more productive and happier company. We understand the joy in charity and encourage giving back to our communities. EXECUTE WITH INTEGRITY We will always do the right thing. We execute our business with the highest standards of professional behavior and ethics. We are transparent, honest and fair in all of our interactions with employees, investors, tenants, vendors and the public. 71 WE ARE RAMCO!

72 TRU-TRADE DATA CONFIRMS THE STRONG MARKET SHARE OF OUR DYNAMIC TOWN CENTERS

This presentation may include forward-looking statements. Forward-looking statements contain risks and uncertainties. Actual future financial and operating performance may differ materially from those expressed in forward-looking information. Please refer to Ramco’s documents filed with the SEC, including the most recent 10-K and 10-Q reports, which identify important risk factors that may cause actual results to differ from those contained in the forward-looking statements. This presentation references certain non-GAAP financial measures. More information regarding non-GAAP information can also be found in the Company documents filed with the SEC. SAFE HARBOR AND NON-GAAP DISCLOSURES 73